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                                                                    EXHIBIT 99.1

CONTINENTAL NATURAL GAS, INC. CAUTIONARY FACTORS

         The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements to encourage such disclosures without the threat of litigation providing those statements are identified as forward-looking and are accompanied by meaningful, cautionary statements identifying important factors that could cause the actual results to differ materially from those projected in the statement. Forward-looking statements have been and will be made in written documents and oral presentations of Continental Natural Gas, Inc. (the "Company"). Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used in the Company's documents or oral presentations, the words "anticipate," "believe," "estimate," "expect," "objective" and similar expressions are intended to identify forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause the Company's actual results to differ materially from those contemplated contemplated in any forward-looking statements include, among others, the following:

o Increased competition in the natural gas marketing industries, including effects of: decreasing margins as a result of competitive pressures; industry restructuring initiatives; transmission system operation and/or administration initiatives; recovery of investments made under traditional regulation; nature of competitors entering the industry; and new pricing structures.

o Changing market conditions and a variety of other factors associated with physical energy and financial trading activities including, but not limited to, price, basis, credit, liquidity, volatility, capacity, transmission, currency, interest rate and warranty risks;

o Risks associated with price risk management strategies intended to mitigate exposure to adverse movement in the prices of natural gas on both a global and regional basis;

o    Economic conditions including inflation rates and monetary fluctuations;

o Trade, monetary , fiscal, taxation, and environmental policies of government, agencies and similar organizations in geographic areas where the Company has a financial interest;

o Customer business conditions including demand for their products or services and supply of labor and materials used in creating their products and services;

o Financial or regulatory accounting principles or policies imposed by the Financial Accounting Standards Board, the Securities and exchange Commission, the Federal Energy Regulatory Commission, state public utility commissions, state entities which regulate natural gas transmission, gathering and processing and similar entities with regulatory oversight;



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o    Availability or cost of capital such as changes in: interest rates, market perceptions of the energy-related industries, the Company or any of its subsidiaries or security ratings;

o Factors affecting operations such as unusual weather conditions; catastrophic weather-related damage; unscheduled generation outages, unusual maintenance or repairs; unanticipated changes to fossil fuel, or gas supply costs or availability due to higher demand, shortages, transportation problems or other developments; environmental incidents; or electric transmission or gas pipeline system constraints;

o Employee workforce factors including changes in key executives, collective bargaining agreements with union employees, or work stoppages;

o    Policies or procedures of regulatory entities;

o    Social attitudes regarding the natural gas and power industries;

o Identification of suitable investment opportunities to enhance shareholder returns and achieve long-term financial objectives through business acquisitions;

o Some future project investments made by the Company could take the form of minority interests, which would limit the Company's ability to control the development or operation of the project;

o Legal and regulatory delays and other unforeseeable obstacles associated with mergers, acquisitions and investments in joint ventures;

o Costs and other effects of legal and administrative proceedings, settlements, investigations, claims and matters, including but not limited to those described in the Company's initial Registration Statement on Form S-1 filed with the SEC on April 24, 1997, as amended.

o Other business or investment considerations that may be disclosed from time to time in the Company's Securities and Exchange Commission filings or in other publicly disseminated written documents.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.